Exhibit 10.23

EXHIBIT B

THIRD AMENDMENT TO OFFICE LEASE

THIS THIRD AMENDMENT TO OFFICE LEASE (this “Third Amendment”) is made and entered into as of 1.13.15 (the “Effective Date”), by and between SF OFFICE 2, LLC, a Delaware limited liability company (“Landlord”), and LIFE360, INC., a Delaware corporation (“Tenant”).

RECITALS:

A.    Landlord and Tenant entered into that certain Office Lease dated as of October __, 2013 (the “Original Lease”), as amended by that certain Amendment to Lease dated as of November 25, 2013 (the “First Amendment”) between Landlord and Tenant, pursuant to which Landlord leased to Tenant and Tenant leased from Landlord approximately 7,762 rentable square feet of space (the “Original Premises”), commonly known as Suite 402, and located on the fourth (4th) floor of that certain building located at 539 Bryant Street, San Francisco, California (the “Building”).

B.    Landlord and Tenant entered into that certain Second Amendment to Office Lease dated as of November 24, 2014 (the “Second Amendment”), pursuant to which the parties, among other things, expanded the Original Premises to include that certain space, commonly known as Suite 400 and containing approximately 3,602 rentable square feet located on the fourth (4th) floor of the Building, as depicted on Exhibit A attached to the Second Amendment (the “Expansion Space”).

C.    The Original Lease, First Amendment and Second Amendment are sometimes collectively referred to herein as the “Lease”.

D.    Except as otherwise set forth herein, all capitalized terms used in this Third Amendment shall have the same meaning as given such terms in the Lease.

E.    Landlord and Tenant desire to amend the Lease to confirm the Expansion Space Commencement Date and Revised Expiration Date, as hereinafter provided.

AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Confirmation of Dates. The parties hereby confirm that the Expansion Space Term commenced as of 1.1.15 (the “Expansion Space Commencement Date”) for a term ending on 12.31.2017 (the “Revised Expiration Date”) (unless sooner terminated as provided in the Lease).

2.    No Further Modification. Except as set forth in this Third Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.

EXHIBIT B

IN WITNESS WHEREOF, this Third Amendment has been executed as of the day and year first above written.

“LANDLORD”	SF OFFICE 2, LLC,
a Delaware limited liability company

	By:	/s/ Sean Banner
	Name:	Sean Banner
	Its:	President

“TENANT”	LIFE360, INC.,
a Delaware corporation

	By:	/s/ Chris Hulls
	Name:	Chris Hulls
	Its:	CEO

	By:	/s/ Alex Haro
	Name:	Alex Haro
	Its:	President

EXHIBIT B